UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 3, 2016 (October 1, 2016)

Date of Report (Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01 Regulation FD Disclosure

On October 3, 2016, Synovus Financial Corp. (the “Company”) issued a press release announcing the closing of its previously announced acquisition of Entaire Global Companies, Inc., an Atlanta-based specialty financial services company, on October 1, 2016.

Pursuant to General Instruction F to Current Report on Form 8-K, the press release attached to this Current Report as Exhibit 99.1 is incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item  9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

5.1	Opinion of Alston & Bird LLP, counsel to the Company.

99.1	Press Release, dated October 3, 2016, announcing closing of acquisition of Entaire Global Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.

By:	/s/ Allan E. Kamensky
Name: Allan E. Kamensky Title: Executive Vice President, General Counsel and Secretary

Dated: October 3, 2016

Exhibit No.	Description of Exhibit

5.1	Opinion of Alston & Bird LLP, counsel to the Company.

99.1	Press Release, dated October 3, 2016, announcing closing of acquisition of Entaire Global Companies, Inc.